                                                               EXHIBIT 10.23

                  AGREEMENT, dated as of December 18, 2003 (this "Agreement"), among MEMORY PHARMACEUTICALS CORP., a Delaware corporation (the "Company"), DR. ERIC KANDEL (the "Consultant") and the other signatories hereto (the "Stockholders")

                  A. The Consultant and the Company entered into a Consulting Agreement dated as of April 1, 1998 (the "Original Consulting Agreement"), which granted the Consultant certain rights to maintain a specified percentage interest in the Company through the grant of options to purchase shares of common stock, par value $.001, of the Company ("Common Stock").

                  B. The Consultant and the Company entered into an Amendment to Consulting Agreement dated as of June 20, 2000, amending the Original Consulting Agreement (as amended, the "Consulting Agreement") to include an adjustment to the anti-dilution rights in the event of certain dilutive issuances.

                  C. The Stockholders, the Consultant and the Company have entered into a Fourth Amended and Restated Investor Rights Agreement dated as of September 11, 2003, which included certain anti-dilution rights granted to the Consultant (the "Investor Rights Agreement").

                  D. The Consultant and the Company entered into a Letter Agreement dated as of April 23, 2002 (the "Letter Agreement"), in which the Consultant waived certain of his anti-dilution rights with respect to the sale by the Company of its Series D Convertible Preferred Stock in an amount in excess of $40 million.

                  E. In consideration for the Consultant's entering into the Letter Agreement, the application of the Adjustment Factor (as defined in the Consulting Agreement and the Investor Rights Agreement) in respect of the Company's issuance of Series D Convertible Preferred Stock, $.001 par value per share (the "Series D Issuance") was waived.

                  F. Pursuant to the Consulting Agreement and the Investor Rights Agreement, the Consultant has been granted options to purchase Common Stock in the amounts, on the dates and at the exercise prices set forth below ("Existing Option Grants"), pursuant to the form of option agreement attached as Exhibit A:

                       Number of Shares       Exercise Price
Date of Grant          of Common Stock          per Share
-----------------     -----------------       --------------
April 24, 1998                 52,631              $0.10

July 22, 1998                   5,263              $0.10

December 22, 1998             315,790              $0.18

February 24, 1999               7,525              $0.18

June 21, 2000                 427,791              $0.25

August 1, 2000                 99,000              $0.25

April 1, 2002                 926,585              $0.25
                            ---------
Total                       1,834,585
                            =========

                  G. Certain terms of the Consulting Agreement, the Letter Agreement and the Investor Rights Agreement are inconsistent with each other or require clarification.

                  H. The Consultant and the Stockholders desire to correct certain calculation errors and acknowledge and agree that the Consultant is entitled to be granted an additional 275,180 options to purchase Common Stock at an exercise price of $0.90 per share.

                  I. The Company, the Consultant and the Stockholders desire to amend the Consulting Agreement and the Investor Rights Agreement to clarify the understanding among such parties regarding Existing Option Grants and any additional options to purchase Common Stock required to be granted to the Consultant pursuant to the Consulting Agreement, as amended hereby.

                  In consideration of the premises and the mutual covenants and agreements hereinafter contained the receipt and sufficiency of which is acknowledged, the parties agree as follows:

                  1.       Conflicts.

                           a.       Except as specifically amended by this
Agreement, the Consulting Agreement remains in full force and effect. Wherever the terms of this Agreement and the Consulting Agreement conflict, this Agreement controls. All references in the Consulting Agreement to "this Agreement" shall mean the Consulting Agreement, as amended hereby.

                           b.       Except as specifically amended by this
Agreement, the Investor Rights Agreement remains in full force and effect. Wherever the terms of this Agreement and the Investor Rights Agreement conflict, this Agreement controls. All references in the Investor Rights Agreement to "this Agreement" shall mean the Investor Rights Agreement, as amended hereby.

                           c.       The Letter Agreement shall remain in full
force and effect.

                  2. Amendments to the Consulting Agreement. The Consulting Agreement is hereby amended as follows:

                           a.       The number "thirty (30)" in Section 1.5 is
hereby deleted, and in lieu thereof, there is substituted the number "twenty
(20)".

                           b.       Section 3(b) is hereby deleted in its
entirety and, in lieu thereof, there is substituted the following:

                 "(b)(i) As potential additional compensation for Consultant's services pursuant to this Agreement, in the event that, at any time during the term of this Agreement and until immediately prior to the closing of a Qualified Initial Public Offering (as defined in the Second Amended and Restated Certificate of Incorporation of the Company, as amended from time to time, the "Certificate of Incorporation"), the Company issues additional shares of Common Stock or Common Stock Equivalents (as defined below) in connection with a material equity financing (excluding shares issued in a Qualified Initial Public Offering) or a material strategic collaboration (each, a "Dilutive Issuance"), the Company shall grant to Consultant options to purchase a number of shares of Common Stock equal to:

                                           (Consultant's
                 (Pre-Dilutive            Effective Percent
                 Issuance Shares +   x      Ownership x      -    Consultant's
                 Dilutive Issuance           Adjustment          Effective Share
                     Shares)                  Factor)              Ownership
                 ---------------------------------------------------------------
                 100%    -   (Consultant's Effective Percent Ownership x
                                                  Adjustment Factor)

                 where:

                          "Pre-Dilutive Issuance Shares" is the total number of
                 issued and outstanding shares of Common Stock and Common Stock Equivalents of the Company immediately prior to the Dilutive Issuance, calculated as if all such Common Stock Equivalents had been fully converted into shares of Common Stock.

                          "Dilutive Issuance Shares" is the number of shares of
                 Common Stock and Common Stock Equivalents issued in the Dilutive Issuance, calculated as if all such Common Stock Equivalents had been fully converted into shares of Common Stock.

                           "Consultant's Effective Percent Ownership" is (x) for
                  the period beginning on the Effective Date of this Agreement and ending immediately following the granting of options to the Consultant on April 1, 2002, 5% and (y) from the period beginning immediately following the granting of options to the Consultant on April 1, 2002, (1) the Consultant's Effective Share Ownership (as defined below) divided by (2) the total number of issued and outstanding shares of Common Stock and Common Stock Equivalents of the Company, calculated as if all such Common Stock Equivalents had been fully converted into shares of Common Stock.

                           "Adjustment Factor" is (x) if the consideration
                  (calculated in accordance with the Certificate of Incorporation) paid per share for shares of Common Stock and Common Stock Equivalents (on an as-converted basis) issued in the Dilutive Issuance is greater than or equal to $2.50, as adjusted for any stock split, stock dividend, combination, reorganization, recapitalization or similar event involving a change in the Common Stock (the "Effective Price"), 1 and (y) if such consideration per share is less than the Effective Price, (1)(a) Pre-Dilutive Issuance Shares plus (b) the total consideration for the shares issued in the Dilutive Issuance divided by the Effective Price divided by (2) Pre-Dilutive Issuance Shares plus Dilutive Issuance Shares.

                           "Consultant's Effective Share Ownership" is the
                  number of shares of Common Stock, Common Stock Equivalents and options held, directly or indirectly, by the Consultant and the Consultant's spouse, siblings, children, children-in-law and grandchildren, calculated as if all such Common Stock Equivalents had been fully converted into shares of Common Stock and all such options had been fully exercised immediately prior to the Dilutive Issuance.

                           "Common Stock Equivalents" shall mean any shares of
                  capital stock of the Company (other than Common Stock) which, at the option of the holder thereof, are immediately convertible into or exchangeable for shares of Common Stock.

                           All options to purchase Common Stock granted to the
                  Consultant under this Section 3(b)(i) shall be referred to as the "Consultant's Options."

                  (ii) Upon and subject to the closing of a Qualified Initial Public Offering, the Company shall grant to Consultant an option (the "IPO Option") to purchase the number of shares of Common Stock equal to (x) (1) the Consultant's Effective Percent Ownership immediately prior to the closing of such Qualified Initial Public

                  Offering multiplied by the total number of shares of Common Stock, Common Stock Equivalents and options, warrants or rights to purchase Common Stock of the Company issued and outstanding immediately prior to the closing of such Qualified Initial Public Offering, calculated as if all outstanding Common Stock Equivalents had been fully converted into shares of Common Stock and all such outstanding options, warrants and rights had been fully exercised less (2) the Consultant's Effective Share Ownership immediately prior to such Qualified Initial Public Offering divided by (y) 100% less the Consultant's Effective Percent Ownership immediately prior to such Qualified Initial Public Offering.

                  (iii) The exercise price per share of any option granted to the Consultant pursuant to this Section 3(b) shall be the Fair Market Value of a Share of Common Stock as defined in the Company's 1998 Employee, Director and Consultant Stock Option Plan, as amended from time to time (the "Plan") and shall be approved in accordance with Section 7.12 of the Fourth Amended and Restated Investor Rights Agreement dated as of September 11, 2003, as amended from time to time, between the Company and the other parties thereto; provided, that the IPO Option shall be granted to the Consultant at the price per share of the Common Stock issued and sold in the Qualified Initial Public Offering.

                  (iv) Any grant of an option to the Consultant shall be made under the Plan and pursuant to a stock option agreement substantially in the form attached hereto as Exhibit A with such changes as the Company and Consultant may agree (a "Stock Option Agreement"), a copy of which shall also be furnished by the Company to the Institute.

                  (v) Notwithstanding anything in this Agreement to the contrary, the Consultant and the Company agree that the Company shall in no event grant the Consultant options under
                  Section 3(b)(i) to purchase additional shares of Common Stock if, after giving effect to such grant, the Consultant's ownership of capital stock would be equal to or greater than 5% of the capital stock of the Company, calculated solely for the purpose of this subsection (v) as follows:

                           (A) The numerator shall be the Consultant's Effective Share Ownership on the date of such calculation: and

                           (B) The denominator shall include all of the outstanding shares of Common Stock and Common Stock Equivalents of the Company plus all outstanding Consultant's Options on the date of such calculation (but not including any other options and warrants outstanding), calculated as if all outstanding Common Stock Equivalents had been fully converted into Common Stock and the Consultant's Options had been fully exercised for shares of Common Stock.

                  Notwithstanding anything in this Agreement to the contrary, the Consultant hereby agrees that he will not exercise any Consultant's Option or the IPO Option if and to the extent that, as a result of such exercise, he and his family members listed above would in fact hold in the aggregate shares representing 5% or more shares of the Company calculated in accordance with this subsection (v)."

                           c.       Section 3(e) is hereby deleted in its
entirety.

                           d.       Section 3(g) is hereby deleted in its
entirety.

                           e.       Section 3(f), which reads: "The Company
shall also pay the Consultant $50,000 per annum during the term of this Agreement for the Consultant's service as Chairman of the Scientific Advisory Board of the Company." is hereby renumbered to be Section 3(e).

                  3. Amendment to the Investor Rights Agreement. The Investor Rights Agreement shall be amended as follows:

                           a.       Section 3 is hereby deleted in its entirety.

                  4. Ratification of Adjustment Factor Waiver. The parties acknowledge and agree that the Adjustment Factor did not apply to the Series D Issuance.

                  5. Acknowledgment of and Agreement to Consultant Option Grants. The parties acknowledge and agree that the Consultant is entitled to be granted options to purchase an additional 275,180 shares of Common Stock at an exercise price of $0.90 per share, of which 100,501 result from calculation errors as set forth on Exhibit B and 174,679 result from the issuance to Hoffmann-LaRoche on September 11, 2003 of 2,777,778 shares of Series Roche Convertible Preferred Stock, $.001 par value per share. Except for the foregoing 275,180 shares and except for any options to purchase Common Stock to which the Consultant becomes entitled either (i) upon a Dilutive Issuance (as defined in Section 2(a) above) after the date hereof or (ii) upon the closing of a Qualified Initial Public Offering (as defined in Section 2(a) above), the Consultant acknowledges that the Company's obligations to grant him options to purchase Common Stock under the Consulting Agreement have been satisfied in full.

                  6. Company Representations and Warranties. The Company hereby represents and warrants to the Consultant that, after giving effect to the option grants for 275,180 shares contemplated by Section 5 above, "Consultant's Effective Share Ownership" (as defined in the Consulting Agreement, as amended hereby) is 2,184,765 shares and "Consultant's Effective Percent Ownership" (as defined in the Consulting Agreement, as amended hereby), immediately following the last Dilutive Issuance prior to the date hereof, is 4.9126%.

                  7. Reimbursement of Consultant Expenses. The Company agrees to reimburse Consultant for the reasonable out-of-pocket costs and expenses of legal counsel for the Consultant in connection with this Agreement, not to exceed $10,000. Such reimbursement shall be made by the Company promptly upon receipt of written evidence of such costs and expenses in reasonable form and detail.

                  8. Miscellaneous. This Agreement, together with the Consulting Agreement, the Investor Rights Agreement and the Letter Agreement, constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument. Any amendment or modification of this Agreement or waiver of any right, in whole or in part, will be effective only if it is in writing and signed by the parties hereto. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of New Jersey.

                  9. Effectiveness of Agreement. This Agreement will become effective when executed by the Company, the Consultant and stockholders holding at least two-thirds of the outstanding shares of Preferred Stock (as defined in the Investor Rights Agreement).

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:                   MEMORY PHARMACEUTICALS CORP.

                           By: _________________________________________________
                               Name:
                               Title:

CONSULTANT:
                           _____________________________________________________
                           Eric R. Kandel, M.D.

STOCKHOLDERS:              OXFORD BIOSCIENCE PARTNERS II L.P.

                           By: OBP MANAGEMENT II L.P.

                           By: /s/ Jonathan J. Fleming
                               -----------------------
                               Name:  Jonathan J. Fleming
                               Title: Managing General Partner

                           OXFORD BIOSCIENCE PARTNERS (BERMUDA) II LIMITED PARTNERSHIP

                           By: OBP MANAGEMENT II (BERMUDA) LIMITED PARTNERSHIP

                           By: /s/ Jonathan J. Fleming
                               -----------------------
                               Name:  Jonathan J. Fleming
                               Title: Managing General Partner

                           OXFORD BIOSCIENCE PARTNERS (ADJUNCT) II, L.P.

                           By: OBP MANAGEMENT II L.P.

                           By: _________________________________________________
                               Name:
                               Title:

                           OXFORD BIOSCIENCE PARTNERS (GS-ADJUNCT) II, L.P.

                           By: OBP MANAGEMENT II L.P.

                           By: _________________________________________________
                               Name:
                               Title:

                           HEALTHCARE VENTURES V L.P.

                           By: _________________________________________________
                               Name:
                               Title:

                           HUDSON TRUST

                           By: _________________________________________________
                               Name:
                               Title:

                           VENROCK ASSOCIATES

                           By: /s/ Anthony B. Evnin
                               --------------------
                               Name:  Anthony B. Evnin
                               Title: General Partner

                           VENROCK ASSOCIATES II, L.P.

                           By: /s/ Anthony B. Evnin
                               --------------------
                               Name:  Anthony B. Evnin
                               Title: General Partner

                           ALTA EMBARCADERO PARTNERS II LLC

                           By: _________________________________________________
                               Name:
                               Title:

                           GLSLP INVESTMENT I Ltd.

                           By: _________________________________________________
                               Name:
                               Title:

                           S.R. ONE LIMITED

                           By: _________________________________________________
                               Name:
                               Title:

                           ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                           By: _________________________________________________
                               Name:
                               Title:

                           PHARMA/W HEALTH

                           By: /s/ Michael Sheffery
                               --------------------
                               Name:  Michael Sheffery
                               Title: General Partner, OrbiMed Advisors LLC

                           FINSBURY WORLDWIDE PHARMACEUTICAL TRUST

                           By: /s/ Michael Sheffery
                               --------------------
                               Name:  Michael Sheffery
                               Title: General Partner, OrbiMed Advisors LLC

                           EATON VANCE WORLDWIDE HEALTH SCIENCES PORTFOLIO

                           By: /s/ Michael Sheffery
                               --------------------
                               Name:  Michael Sheffery
                               Title: General Partner, OrbiMed Advisors LLC

                           ARTAL SERVICES N.V.

                           By: _________________________________________________
                               Name:
                               Title:

                           VENROCK ENTREPRENEUERS FUND, L.P.

                           By: _________________________________________________
                               Name:
                               Title:

                           MEDICA II INVESTMENT (ISRAEL), LP

                           By: _________________________________________________
                               Name:
                               Title:

                           MEDICA II INVESTMENT (INTERNATIONAL), LP

                           By: _________________________________________________
                               Name:
                               Title:

                           GIMV

                           By: _________________________________________________
                               Name:
                               Title:

                           MEMORIES PLUS, LLC

                           By: _________________________________________________
                               Name:
                               Title:

                           M&G EQUITIES

                           By: _________________________________________________
                               Name:
                               Title:

                           _____________________________________________________
                           Kenneth J. Novack

                           _____________________________________________________
                           Larry Abrams

                           HARE & CO., FAO FINSBURY WORLDWIDE PHARMACEUTICAL TRUST PLC

                           By: _________________________________________________
                               Name:
                               Title:

                           ADVIESBEHEER GIMV LIFE SCIENCES

                           By: _________________________________________________
                               Name:
                               Title:

                           BIOVEDA FUND PTE LTD

                           By: _________________________________________________
                               Name:
                               Title:

                           BY: BIOVEDA CAPITAL PTE LTD, ITS INVESTMENT MANAGER

                           By: _________________________________________________
                               Name:
                               Title:

                           MEDICA II INVESTMENTS (P.F.)(ISRAEL) L.P.

                           By: _________________________________________________
                               Name:
                               Title:

                           OXFORD BIOSCIENCE PARTNERS II (ANNEX) L.P.

                           By: OBP MANAGEMENT II L.P.

                           By: /s/ Jonathan J. Fleming
                               -----------------------
                               Name:  Jonathan J. Fleming
                               Title:

                           THE YASUDA ENTERPRISE DEVELOPMENT I LIMITED
                           PARTNERSHIP

                           By: _________________________________________________
                               Name:
                               Title:

                           GRAY GHOST, LLC

                           By: _________________________________________________
                               Name:
                               Title:

                           MITSUBISHI CORPORATION

                           By: _________________________________________________
                               Name:
                               Title:

                           MITSUBISHI INTERNATIONAL CORPORATION

                           By: _________________________________________________
                               Name:
                               Title:

                           CZ VENTURE OPERATIONS, INC.

                           By: _________________________________________________
                               Name:
                               Title:
                           _____________________________________________________
                           Kenneth A. Sorensen, Ph.D.

                           _____________________________________________________
                           Hans-Jurgen Hess, Ph.D.

                           MCHUGH, DIVINCENT, ALLESSI, INC.

                           By: _________________________________________________
                               Name:
                               Title:

                           SG COWEN VENTURES II, LP

                           By: SOCIETE GENERALE INVESTMENT CORPORATION, ITS
                               GENERAL PARTNER

                           By: _________________________________________________
                               Name:
                               Title:

                           ALEXANDER SCRIABINE, M.D.
                           RHO MANAGEMENT TRUST II

                           By: RHO CAPITAL PARTNERS, INC., INVESTMENT ADVISOR

                           By: _________________________________________________
                               Name:
                               Title:

                           YAMANOUCHI VENTURE CAPITAL, LLC

                           By: _________________________________________________
                               Name:
                               Title:

                           ALTA CALIFORNIA PARTNERS II, L.P.

                           By: ALTA CALIFORNIA MANAGEMENT PARTNERS II, LLC, ITS GENERAL PARTNER

                           By: _________________________________________________
                               Name:
                               Title:

                           BIOMEDICINE L.P.

                           By: INTERNATIONAL BM BIOMEDICINE HOLDINGS (CAYMAN)
                               LTD., ITS GENERAL PARTNER

                           By: _________________________________________________
                               Name:
                               Title:

                           NEW ENGLAND PARTNERS CAPITAL, L.P.

                           By: NEP CAPITAL, LLC, ITS GENERAL PARTNER

                           By: _________________________________________________
                               Name:
                               Title:

                           STEVEN OSTROFSKY MIDDLEGATE VENTURES, LLC

                           By: _________________________________________________
                               Name:
                               Title:

                           _____________________________________________________
                           David I. Wolsk

                           _____________________________________________________
                           David R. Novack

                           _____________________________________________________
                           Helen Novack

                           _____________________________________________________
                           Hyman Novack

                           _____________________________________________________
                           Natalie C. Scriabine

                           _____________________________________________________
                           Christine B. Scriabine

                           _____________________________________________________
                           Peter Smith

                           _____________________________________________________
                           Judith Smith

                           _____________________________________________________
                           Stephen White

                           _____________________________________________________
                           Mariam White

                           HOFFMANN-LA ROCHE INC.

                           By: _________________________________________________
                               Name:
                               Title:

                                                                       EXHIBIT A
                                  TO THE AGREEMENT DATED AS OF DECEMBER 18, 2003

                         FORM OF STOCK OPTION AGREEMENT

                                     FORM OF

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                               FOR ERIC R. KANDEL

                          MEMORY PHARMACEUTICALS CORP.

         AGREEMENT made as of __________, between Memory Pharmaceuticals Corp. (the "Company"), a Delaware corporation having a principal place of business in Montvale, New Jersey, and Eric R. Kandel of Riverdale, New York (the "Participant").

         WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, $.001 par value per share (the "Shares"), under and for the purposes set forth in the Company's 1998 Employee, Director and Consultant Stock Option Plan, as amended (the "Plan");

         WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

         WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Option.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION.

         The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of _______________ (_____) Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE.

         The purchase price of the Shares covered by the Option shall be ___________ ($_____) per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

         3.       EXERCISABILITY OF OPTION.

         Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall be fully vested and shall be exercisable immediately.

         4.       TERM OF OPTION.

         The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

         If the Participant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than the death or Disability of the Participant or termination of the Participant for "cause" (as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three (3) months after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, directorship or consultancy.

         Notwithstanding the foregoing, in the event of the Participant's Disability or death within three (3) months after the termination of employment, directorship or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

         In the event the Participant's employment, directorship or consultancy is terminated by the Company or an Affiliate for "cause" (as defined in the Plan), the Participant's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

         In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the Participant's termination of service or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (a) to the extent exercisable but not exercised as of the date of Disability; and

         (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days during the accrual period prior to the date of Disability.

         In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

         (x) to the extent exercisable but not exercised as of the date of death; and

         (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Participant's death.

         5.       METHOD OF EXERCISING OPTION.

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

         6.       PARTIAL EXERCISE.

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

         7.       LIMITATIONS ON ASSIGNABILITY.

         The Option shall not be transferable by the Participant except (a) by will or by the laws of descent and distribution, (b) pursuant to a qualified domestic relations order as defined by the

Code or Title I of the Employee Retirement Income Security Act or the rules thereunder or (c) to the Participant's spouse, siblings, children, children-in-law and grandchildren; provided that the Option and any Shares shall remain subject to this agreement (including, without limitation, the provisions of Section 12), and each such transferee shall so acknowledge in writing to the Company as a condition precedent to the effectiveness of such transfer; and provided further that either the Participant or such transferee provides the Company with the transferee's address for notices sufficient for the Company to comply with Section 14. Except as provided in the previous sentence, the Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

         8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

         The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Participant. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

         9.       CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         10.      TAXES.

         The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility.

         The Participant agrees that the Company may withhold from the Participant's remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

         11.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12.      RESTRICTIONS ON TRANSFER OF SHARES.

         12.1 The Shares acquired by the Participant pursuant to the exercise of the Option granted hereby shall not be transferred by the Participant except as permitted herein.

         12.2 In the event of the Participant's termination of service for any reason, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the termination of service of the Participant (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Participant for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

         (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of service.

         (ii) The Company's option to repurchase the Participant's Shares in the event of termination of service shall be valid for a period of eighteen (18) months commencing with the date of such termination of service.

         (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Participant's Shares under this Section 12.2, the Company shall notify the Participant, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in
                  Section 12.2(ii) for exercise of the Company's option to repurchase.

         (iv) The written notice to the Participant shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Participant or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or his or her successor in interest.

         12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Participant that the following restrictions be complied with (except as hereinafter otherwise provided):

         (i) No Shares owned by the Participant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

         (ii) Before selling or otherwise transferring all or part of the Shares, the Participant shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Participant. Such notice shall constitute a binding offer by the Participant to sell to the Company such number of the Shares then held by the Participant as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Participant by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Participant as to whether such offer has been accepted in whole by the Company within sixty (60) days after its receipt of written notice from the Participant. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten (10) nor more than sixty (60) days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Participant shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

         (iii) If the Company shall fail to accept any such offer, the Participant shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Participant's notice, provided that (i) such sale is consummated within six (6) months after the giving of notice by the Participant to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six (6) months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Participant's Shares.

         (iv) The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by the Participant to his or her spouse, siblings, children, children-in-law and grandchildren or to a trust for the benefit of any such person, (b) transfers by the Participant to his or her guardian or conservator, and (c) or transfers by the Participant, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing to the Company as a condition precedent to the effectiveness of such transfer.

         (v) The provisions of this Section 12.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

         12.4 In the event that the Participant or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Participant to the Company and to treat the Participant and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

         12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

         12.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

         12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

         12.8 The provisions of Sections 12.1, 12.2 and 12.3 shall terminate upon the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934.

         12.9 If, in connection with a registration statement filed by the Company pursuant to the Securities Act, the Company or its underwriter so requests, the Participant will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

         12.10 The Participant acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         12.11 All certificates representing the Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in a Non-Qualified Stock Option Agreement dated ______________ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

         13.      NO OBLIGATION TO MAINTAIN RELATIONSHIP.

         The Company is not by the Plan or this Option obligated to continue the Participant as an employee, director or consultant of the Company.

         14.      NOTICES.

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

         If to the Company:         Memory Pharmaceuticals Corp.
                                    100 Philips Parkway
                                    Montvale, NJ  07645

         With a copy to:            Sills Cummis Radin Tischman Epstein & Gross
                                    One Riverfront Plaza
                                    Newark, New Jersey  07102
                                    Attn:  Ira A. Rosenberg, Esq

         If to the Participant:     Dr. Eric R. Kandel
                                    9 Sigma Place
                                    Riverdale, NY 110471

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

         15.      GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

         16.      BENEFIT OF AGREEMENT.

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         17.      ENTIRE AGREEMENT.

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         18.      MODIFICATIONS AND AMENDMENTS.

         The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

         19.      WAIVERS AND CONSENTS.

         Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

                                       MEMORY PHARMACEUTICALS CORP.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       -----------------------------------------
                                       Participant: Eric R. Kandel, M.D.

                                                                       Exhibit A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                         [FORM FOR UNREGISTERED SHARES]

To:      Memory Pharmaceuticals Corp.

Ladies and Gentlemen:

         I hereby exercise my Non-Qualified Stock Option to purchase __________ shares (the "Shares") of the common stock, $.001 par value, of Memory Pharmaceuticals Corp. (the "Company"), at the exercise price of $_____ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated _____________.

         I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

         I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the

Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

         I understand the terms and restrictions on the right to dispose of the Shares set forth in the 1998 Employee, Director and Consultant Stock Option Plan and the Non-Qualified Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

         I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                  ___________________________________

         Please issue the stock certificate for the Shares (check one):

         [ ] to me; or

         [ ] to me and ________________, as joint tenants with right of survivorship and mail the certificate to me at the following address:

________________________________
________________________________
________________________________

         My mailing address for shareholder communications, if different from the address listed above is:

________________________________
________________________________
________________________________


                                             Very truly yours,


                                             ___________________________________
                                             Participant (signature)


                                             ___________________________________
                                             Print Name


                                             ___________________________________
                                             Date


                                             ___________________________________
                                             Social Security Number

                                                                       Exhibit A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                          [FORM FOR REGISTERED SHARES]

TO:      Memory Pharmaceuticals Corp.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

         I hereby exercise my Non-Qualified Stock Option to purchase _________ shares (the "Shares") of the common stock, $.001 par value, of Memory Pharmaceuticals Corp. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated
____________________.

         I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                       ___________________________________

         Please issue the stock certificate for the Shares (check one):

         [ ] to me; or

         [ ] to me and ____________________________, as joint tenants with right of survivorship,

         and mail the certificate to me at the following address:

___________________________________
___________________________________
___________________________________

         My mailing address for shareholder communications, if different from the address listed above, is:

___________________________________
___________________________________
___________________________________

                                             Very truly yours,


                                             ___________________________________
                                             Participant (signature)


                                             ___________________________________
                                             Print Name


                                             ___________________________________
                                             Date


                                             ___________________________________
                                             Social Security Number

                                                                       EXHIBIT B
                                  TO THE AGREEMENT DATED AS OF DECEMBER 18, 2003

                            OPTION GRANT ADJUSTMENTS

                     Number of shares                            Number of
                      of Common Stock    Number of shares    additional shares
                    actually issued to      issuable to         issuable to
Date of Grant           Consultant          Consultant           Consultant
-----------------   ------------------   ----------------    -----------------
April 24, 1998             52,631              52,631                  0

July 22, 1998               5,263               5,263                  0

December 22, 1998         315,790             315,790                  0

February 24, 1999           7,525               7,409               (116)

June 21, 2000             427,791             427,791                  0

August 1, 2000             99,000              99,000                  0

April 1, 2002             926,585           1,027,202            100,617
                        ---------           ---------            -------
Total                   1,834,585           1,935,086            100,501
                        =========           =========            =======